UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/27/2007

Webster Financial Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31486

Delaware	06-1187536
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Webster Plaza
Waterbury, Connecticut 06702
(Address of principal executive offices, including zip code)

203-465-4364
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On July 27, 2007, James C. Smith, Chairman and Chief Executive Officer of Webster Financial Corporation (the "Company") entered into a written stock sales plan (the "Plan") in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 pursuant to which Mr. Smith will sell a portion of his current holdings in the Company. The Plan has been adopted as part of his individual long-term asset diversification, tax and financial planning.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Webster Financial Corporation

Date: July 30, 2007	By:	/s/ Harriet Munrett Wolfe
Harriet Munrett Wolfe
Executive Vice President, General Counsel and Secretary